Exhibit 99.2

Form of Amended and Restated 2004
Long-Term Incentive Plan Award

This form applicable to Awards made in 2004 only

AmerUs Group Long-Term Incentive Plan (“LTIP”)

Notice of Performance Units Award

A. Participant:	«Name»
B. Performance Period:	2004 – 2005
C. Target Award (Units):	«Target_award»
D. Initial Value per Unit:	«Init_Val_Per_unit»
E. Target Award (Dollars):	«Targ_in_»
F. Performance Measures:

1.	Growth in Book Value per Share (“BVPS”)[1] – the compounded annual growth rate in AmerUs Group’s book value per share, over the performance period, using GAAP accounting. For LTIP purposes, this measure will be calculated excluding Accumulated Other Comprehensive Income (“AOCI”) from Stockholder’s Equity and adding back dividend payments, then dividing by the number of shares at the end of the period. Goals reflect the Company’s internal growth projections over the period.

Portion of Target Award Assigned to Measure: 50%

Number of Units Assigned to Measure at Target: «BVPS_Units»

Performance Scale:

Performance		Unit	Number
Levels	BVPS	Multiplier	of Units
Maximum

Target

Threshold

Below Threshold

Award Type: Restricted Stock Units

[1]	Book value per share (excluding accumulated other comprehensive income) is a non-GAAP measure. The Company uses this measure for goal setting, determining employee and management compensation and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

Payment Method: The number of units earned will be paid in an equivalent amount of AmerUs Group Co. Common Stock, as soon as is administratively feasible after the performance assessment by the Human Resources and Compensation Committee at the February 2007 Board of Directors meeting.

2.	Relative Total Shareholder Return (“TSR”) – the Company’s total shareholder return compared to the returns of a comparison group of companies. TSR shall mean an amount equal to the result of dividing the sum of (a) the end of Performance Period stock price less the beginning of Performance Period stock price and (b) dividends paid by the Company during the Performance Period by the beginning of Performance Period stock price. For LTIP purposes, this measure will be calculated by determining AmerUs Group’s relative percentile positioning on total shareholder return versus companies included in the comparison group.

Portion of Target Award Assigned to Measure: 50%

Number of Units Assigned to Measure at Target: «TSR_Units»

Performance Scale:

Performance	Relative	Unit	Number
Levels	TSR	Multiplier	of Units
Maximum

Target

Threshold

Below Threshold

Award Type: Restricted Stock Units

Payment Method: The number of units earned will be paid in an equivalent amount of AmerUs Group Co. Common Stock, as soon as is administratively feasible after the performance assessment by the Human Resources and Compensation Committee at the February 2006 Board of Directors meeting.

E. Final Performance Assessment:

1.	BVPS Units Earned (number of shares):

2.	TSR Units Earned (number of shares):

F. Beneficiary Designation:

Any Award payment due under the LTIP shall be paid to the following beneficiary(ies) in the event of my death:

Name	Relationship	Percent

Address	SS#

Name	Relationship	Percent

Address	SS#

Name	Relationship	Percent

Address	SS#	Percent Total 100%

All percentages for beneficiaries must total 100%. If there is more than one named beneficiary and at least one, but not all, predeceases me, any unpaid deferred compensation shall be divided among the remaining such beneficiary(ies) in proportion to the designation above. Capitalized terms used, but not defined in this award letter shall have the meanings set forth in the AmerUs Group Co. 2003 Stock Incentive Plan.

G. Acknowledgement and Receipt:

This award is subject to the terms and conditions set forth on Exhibit A, which are incorporated herein by reference.

The undersigned participant acknowledges receipt of, and understands and agrees to, this Notice of Award and the attached terms and conditions.

This Notice of Award amends and restates the Notice of Award signed as of ________________ (“Previous Award”) in its entirety and the Previous Award shall be deemed repealed and of no further force or effect.

All LTIP Awards and all payments under such Awards are contingent upon shareholders of the Company approving the LTIP as required by Section 162(m) of the Internal Revenue Code of 1986.

AmerUs Group		Participant

By:

	Signature	Signature

Title:

AmerUs Group	Participant

Date:

Exhibit A – Term and Conditions of LTIP awards

This award is made under the AmerUs Group Co. 2003 Stock Incentive Plan (“Stock Incentive Plan”) and is made subject to the terms and conditions of the Stock Incentive Plan.

Performance Assessment

No Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the performance measure(s) applicable to such Award were satisfied. Performance assessment will occur at the conclusion of the applicable Performance Period following the completion of the Company’s audited financial results and will be communicated to Participants as soon as practically possible. The Committee may, but is not required to, make periodic assessments of performance relative to goals and communicate the Company’s progress in reaching its performance goals to Participants (e.g., semi-annual or annual updates).

If the performance assessment is between threshold and target or target and maximum performance, the number of Units earned is calculated on a straight-line basis, e.g., performance exactly midway between target and maximum results in Units earned representing 150% of the target Award.

The overall performance assessment and number of Units earned as percent of target is calculated independently for each measure. For example, a Participant may receive a target Award of 2,000 Units, with 1,000 Units linked with performance on the first of two performance measures and the remaining 1,000 Units linked with performance on the second performance measure. Assume the following performance: first measure exactly at threshold results in 50% of target, or 500 Units earned; second measure exactly at maximum results in 200% of target, or 2,000 Units earned. Total Units earned equals 2,500.

Payment

No interest or dividends shall accrue or be payable with respect to any Award for the period between the conclusion of the Performance Period and the actual payment date.

Amounts earned from the Award, if any, will be paid to the Participant in two installments. The first installment will be paid as soon as is administratively feasible after the performance assessment by the Human Resources and Compensation Committee at the February 2006 Board of Directors meeting. The second installment will be paid as soon as is administratively feasible after the performance assessment by the Human Resources and Compensation Committee at the February 2007 Board of Directors meeting.

Termination of Employment

Except as provided in this section, no payment will be made with respect to an Award unless a Participant is an active full-time employee of the Company on the date Awards are paid.

Except as otherwise provided in the next paragraph, Participants who voluntarily terminate employment or who are terminated with or without cause prior to the end of the Performance Period will forfeit all applicable Units. Cause shall have the meaning set forth in the Stock Incentive Plan.

Participants who terminate employment prior to the end of the Performance Period because of normal retirement, death or disability (as such terms are defined under the All«AmerUs Savings and Retirement Plan) may, at the discretion of the Committee, vest in a pro-rata number of Units based on the number of completed months of service up to the effective date of termination. Such Participants must have completed at least one year of service under the applicable Performance Period. In no case shall vesting occur if less than one year of service during the Performance Period was rendered. Payments to such disabled, deceased or retired individuals would equal the number of vested Units multiplied by the final per Unit value and portion of target Award or Units earned, as determined by the Committee for all Units relating to the Performance Period and will be made at the same time as awards are paid to other Participants.

If a Participant’s employment is terminated by reason of death, disability or normal retirement after the end of the Performance Period, but prior to the payment date, such Participant shall at the same time as awards are paid to other Participants receive the award such Participant would have received if he or she had been an active full time employee of the Company on the payment date. If a Participant’s employment is involuntarily terminated without cause after the end of the Performance Period, but prior to the payment date, such Participant shall at the same time as awards are paid to other Participants receive the award such Participant would have received if he or she had been an active full time employee of the Company on the payment date.

Effect of Certain Transactions

In the event of a Change of Control of the Company, all non-vested Units shall vest immediately and be paid out based upon the Committee’s assessment of the progress towards the achievement of the performance goals at such time of the event. Change of Control shall have the meaning set forth in the Stock Incentive Plan.

Miscellaneous

Employment Relationship. Receipt of an Award does not constitute any right or privilege regarding continued employment with the Company.

Beneficiary Designation. Each Participant shall designate in writing the person or people who will receive the Award payment, if any, upon the Participant’s death. If a beneficiary is not designated, the Award payment will be paid under the applicable laws of descent and distribution.

Assignment. No Units may be assigned, transferred or disposed of in any way by a Participant other than by will or the applicable laws of descent and distribution.

Impact on Benefit Plans. Any payments a Participant receives under the LTIP will not be considered as compensation for computation of benefits under any Company benefit plans that are based on earnings.

Taxation; Withholding. Under current tax regulations, LTIP payouts will be taxable as ordinary income at the time of payment and subject to the appropriate tax withholding. This is not intended as tax advice and Participants are advised to consult a qualified tax advisor for further information.

No Trust or Fund Created. Neither the LTIP nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. No rights under the LTIP shall be greater than the right of any unsecured general creditor of the Company or any subsidiary.

Form of 2005
Long-Term Incentive Plan Award

This form applicable to Awards made in 2005 and after only

AmerUs Group Long-Term Incentive Plan (“LTIP”)

Notice of Award

A. Participant:	«Name»

B. Performance Period:

C. Target Award (Units):	«Target_award»

D. Initial Value per Unit:	«Init_Val_Per_unit»

E. Target Award (Dollars):	«Targ_in_»

F. Performance Measures:

1.

Portion of Target Award Assigned to Measure:

Number of Units Assigned to Measure at Target:

Performance Scale:

Performance	Unit	Number
Levels	Multiplier	of Units
Maximum

Target

Threshold

Below Threshold

Award Type:

Payment Method: The number of units earned will be paid in , as soon as is administratively feasible after the performance assessment by the Committee at the Committee meeting.

2.

Portion of Target Award Assigned to Measure:

Number of Units Assigned to Measure at Target:

Performance Scale:

Performance	Unit	Number
Levels	Multiplier	of Units
Maximum

Target

Threshold

Below Threshold

Award Type:

Payment Method: The number of units earned will be paid in , as soon as is administratively feasible after the performance assessment by the Human Resources and Compensation Committee at the Board of Directors meeting.

E. Final Performance Assessment:

1.	Units Earned (number of shares):

2.	Units Earned (number of shares):

F. Beneficiary Designation:

Any Award payment due under the LTIP shall be paid to the following beneficiary(ies) in the event of my death:

Name	Relationship	Percent

Address	SS#

Name	Relationship	Percent

Address	SS#

Name	Relationship	Percent

Address	SS#	Percent Total 100%

All percentages for beneficiaries must total 100%. If there is more than one named beneficiary and at least one, but not all, predeceases me, any unpaid deferred compensation shall be divided among the remaining such beneficiary(ies) in proportion to the designation above. Capitalized terms used, but not defined in this award letter shall have the meanings set forth in the AmerUs Group Co. 2003 Stock Incentive Plan.

G. Acknowledgement and Receipt:

This award is subject to the terms and conditions set forth on Exhibit A, which are incorporated herein by reference.

The undersigned participant acknowledges receipt of, and understands and agrees to, this Notice of Award and the attached terms and conditions.

All LTIP Awards and all payments under such Awards are contingent upon shareholders of the Company approving the LTIP as required by Section 162(m) of the Internal Revenue Code of 1986.

This Award is contingent on receiving shareholder approval to increase the amount of restricted stock awards that may be granted under the AmerUs Group 2003 Stock Incentive Plan. If such approval is not received, this Award will be deemed amended, pro-rata with all other LTIP awards of the same year, to the number of units that are authorized to be issued under such Stock Incentive Plan.

AmerUs Group		Participant

By:

	Signature	Signature
Title:

Date:

Exhibit A – Term and Conditions of LTIP awards

This award is made under the AmerUs Group Co. 2003 Stock Incentive Plan (“Stock Incentive Plan”) and is made subject to the terms and conditions of the Stock Incentive Plan.

Performance Assessment

No Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the performance measure(s) applicable to such Award were satisfied. Performance assessment will occur at the conclusion of the applicable Performance Period following the completion of the Company’s audited financial results and will be communicated to Participants as soon as practically possible. The Committee may, but is not required to, make periodic assessments of performance relative to goals and communicate the Company’s progress in reaching its performance goals to Participants (e.g., semi-annual or annual updates).

If the performance assessment is between threshold and target or target and maximum performance, the number of Units earned is calculated on a straight-line basis, e.g., performance exactly midway between target and maximum results in Units earned representing 150% of the target Award.

The overall performance assessment and number of Units earned as percent of target is calculated independently for each measure. For example, a Participant may receive a target Award of 2,000 Units, with 1,000 Units linked with performance on the first of two performance measures and the remaining 1,000 Units linked with performance on the second performance measure. Assume the following performance: first measure exactly at threshold results in 50% of target, or 500 Units earned; second measure exactly at maximum results in 200% of target, or 2,000 Units earned. Total Units earned equals 2,500.

Payment

The number of units earned will be paid in an equivalent amount of AmerUs Group Co. Common Stock, as soon as is administratively feasible after the performance assessment by the Human Resources and Compensation Committee at the February 2008 Board of Directors meeting.

No interest or dividends shall accrue or be payable with respect to any Award for the period between the conclusion of the Performance Period and the actual payment date.

Termination of Employment

Except as provided in this section, no payment will be made with respect to an Award unless a Participant is an active full-time employee of the Company on the date Awards are paid.

Except as otherwise provided in the next paragraph, Participants who voluntarily terminate employment or who are terminated with or without cause prior to the end of the Performance Period will forfeit all applicable Units. Cause shall have the meaning set forth in the Stock Incentive Plan.

Participants who terminate employment prior to the end of the Performance Period because of normal retirement, death or disability (as such terms are defined under the All«AmerUs Savings and Retirement Plan) may, at the discretion of the Committee, vest in a pro-rata number of Units based on the number of completed months of service up to the effective date of termination. Such Participants must have completed at least one year of service under the applicable Performance Period. In no case shall vesting occur if less than one year of service during the Performance Period was rendered. Payments to such disabled, deceased or retired individuals would equal the number of vested Units multiplied by the final per Unit value and portion of target Award or Units earned, as determined by the Committee for all Units relating to the Performance Period and will be made at the same time as awards are paid to other Participants.

If a Participant’s employment is terminated by reason of death, disability or normal retirement after the end of the Performance Period, but prior to the payment date, such Participant shall at the same time as awards are paid to other Participants receive the award such Participant would have received if he or she had been an active full time employee of the Company on the payment date. If a Participant’s employment is involuntarily terminated without cause after the end of the Performance Period, but prior to the payment date, such Participant shall at the same time as awards are paid to other Participants receive the award such Participant would have received if he or she had been an active full time employee of the Company on the payment date.

Effect of Certain Transactions

In the event of a Change of Control of the Company, all non-vested Units shall vest immediately and be paid out based upon the Committee’s assessment of the progress towards the achievement of the performance goals at such time of the event. Change of Control shall have the meaning set forth in the Stock Incentive Plan.

Miscellaneous

Employment Relationship. Receipt of an Award does not constitute any right or privilege regarding continued employment with the Company.

Beneficiary Designation. Each Participant shall designate in writing the person or people who will receive the Award payment, if any, upon the Participant’s death. If a beneficiary is not designated, the Award payment will be paid under the applicable laws of descent and distribution.

Assignment. No Units may be assigned, transferred or disposed of in any way by a Participant other than by will or the applicable laws of descent and distribution.

Impact on Benefit Plans. Any payments a Participant receives under the LTIP will not be considered as compensation for computation of benefits under any Company benefit plans that are based on earnings.

Taxation; Withholding. Under current tax regulations, LTIP payouts will be taxable as ordinary income at the time of payment and subject to the appropriate tax withholding. This is not intended as tax advice and Participants are advised to consult a qualified tax advisor for further information.

No Trust or Fund Created. Neither the LTIP nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. No rights under the LTIP shall be greater than the right of any unsecured general creditor of the Company or any subsidiary.